                                                                    EXHIBIT 10.5

          THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.


Dated June 14,1999



                                    WARRANT



                To Purchase 8,458 Shares of Non-Voting Class B
                      Common Stock of MCR HOLDINGS, INC.

Expiring June 14, 2004

          THIS TO CERTIFY THAT, for value received, MERCHANT CAPITAL, INC. or any registered assigns ("Holder") is entitled to purchase from MCR HOLDINGS, INC., an Illinois corporation (the "Company"), at any time or from time to time after 9:00 a.m., New York City time, on the date hereof and prior to 5:00 p.m., New York City time, on June 14, 2004, at the place where the Warrant Agency is located, at the Exercise Price, the number of shares of Non-Voting Class B Common Stock, par value $.01 per share (the "Non-Voting Common Stock") of the Company shown above, subject to adjustment as provided in Articles IV hereof, and upon the terms and conditions hereinafter provided, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described. In the event that the Company shall sell shares of Class A Common Stock in an underwritten public offering pursuant to an effective registration statement under the Securities Act this warrant shall thereupon be exercisable for shares of Class A Common Stock under the same terms and circumstances as shall theretofor be applicable to Non-Voting Common Stock.

          This Warrant has been issued by the Company in connection with the Credit Agreement dated as of June 14, 1999 (as amended from time to time, the "Credit Agreement") among the Company, MediChem Research, Inc., the Lenders listed on the signature pages thereof and NationsCredit Commercial Corporation as Agent for such Lenders.

               Certain terms used in this Warrant are defined in Article V.


                                   ARTICLE 1

                             EXERCISE OF WARRANTS

          1.1. Method of Exercise. To exercise this Warrant in whole or in part,
               ------------------
the Holder shall deliver on any Business Day to the Company at the Warrant Agency (a) this Warrant, (b) a written notice of the Holder's election to exercise this Warrant, which notice shall specify the number of shares of Non-Voting Common Stock to be purchased (which shall be a whole number of shares if for less than all the shares then issuable hereunder), the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered, and (c) payment of the Exercise Price with respect to such shares. Such payment may be made, at the option of the Holder, either (a) by cash, certified or bank cashier's check or wire transfer in an amount equal to the product of (i) the Exercise Price times (ii) the number of Warrant Shares as to which this Warrant is being exercised or (b) by receiving from the Company the number of Warrant Shares equal to (i) the number of Warrant Shares as to which this Warrant is being exercised minus (ii) the number of Warrant Shares having an aggregate value, based on the Closing Price on the trading day immediately prior to the date of such exercise, equal to the product of (x) the Exercise Price times (y) the number of Warrant Shares as to which this Warrant is being exercised.

          The Company shall, as promptly as practicable and in any event within seven days after receipt of such notice and payment, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Non-Voting Common Stock specified in said notice together with cash in lieu of any fractions of a share as provided in Section 1.3. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of shares, as of the date the aforementioned notice and payment is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of such certificate or certificates, deliver to the Holder a new Warrant evidencing the right to purchase the remaining shares of Non-Voting Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants, except that, if share certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivery of the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

          1.2. Shares to be Fully Paid and Nonassessable.  All shares of Non-
               -----------------------------------------
Voting Common Stock issued upon the exercise of this Warrant and all shares of Voting Common Stock issued upon the conversion of such Non-Voting Common Stock shall be validly issued, fully paid and nonassessable.

          1.3. No Fractional Shares Required to be Issued.  The Company shall
               ------------------------------------------
not be required to issue fractions of shares of Non-Voting Common Stock upon exercise of this Warrant. If any fraction of a share would, but for this Section, be issuable upon final exercise of this Warrant, in lieu of such fractional share, the Company shall pay to the Holder in cash an amount equal to the same fraction of the Fair Market Value of the Company per share of outstanding Common Stock on the Business Day immediately prior to the date of such exercise.

          1.4. Legend.  Each certificate for shares of Non-Voting Common Stock
               ------
issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Securities Act, shall bear the following legend:

          This security has not been registered under the Securities Act of 1933 and may not be sold or offered for sale unless registered under said Act and any applicable state securities laws or unless an exemption from such registration is available.

          Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public offering pursuant to a registration statement under the Securities
Act) shall also bear such legend unless, in the opinion of counsel selected by the Holder of such certificate (who may be an employee of such holder) and reasonably acceptable to the Company, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

          1.5. Reservation.  The Company has duly reserved, and will keep
               -----------
available for issuance upon exercise of the Warrants, the total number of Warrant Shares deliverable from time to time upon exercise of all Warrants from time to time outstanding and the total number of shares of Voting Common Stock deliverable upon conversion of such Warrant Shares to Voting Common Stock. The Company will not take any actions during the term of this Warrant that would result in any adjustment of the number of shares of Common Stock issuable upon the exercise of the Warrant if (i) the total number of shares of Common Stock issuable after such action upon exercise of this Warrant, (ii) all shares of Common Stock issued and outstanding and (iii) all shares then issuable (y) upon the exercise of all Options and (z) upon the conversion or exchange of all Convertible Securities, would exceed the total number of shares of Common Stock then authorized for issuance by the Company. The Company will not change the Non-Voting Common Stock from par value $.01 per share to any higher par value which exceeds the Exercise Price then in effect, and will reduce the par value of the Non-Voting Common Stock upon any event described in
Article IV that provides for an increase in the number of shares of Non-Voting Common Stock subject to purchase upon exercise of this Warrant, in inverse proportion to and effective at the same time as such number of shares is increased.

                                   ARTICLE 2

                                WARRANT AGENCY;
                TRANSFER, EXCHANGE AND REPLACEMENT OF WARRANTS

          2.1. Warrant Agency.  As long as any Warrant remains outstanding, the
               --------------
Company shall perform the obligations of and be the warrant agency with respect to the Warrants (the "Warrant Agency") at its address set forth in the Credit Agreement or at such other address as the Company shall specify by notice to all Warrantholders.

          2.2. Ownership of Warrant.  The Company may deem and treat the person
               --------------------
in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until due presentment of this Warrant for registration of transfer as provided in this Article II.

          2.3. Transfer of Warrant.  The Company agrees to maintain at the
               -------------------
Warrant Agency books for the registration of transfers of the Warrants, and transfer of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the Warrant Agency, together with a written assignment of this Warrant duly executed by the Holder or its duly authorized agent or attorney, with (if the Holder is a natural person) signatures guaranteed by a bank or trust company or a broker or dealer registered with the NASDAQ, and funds sufficient to pay any transfer taxes payable upon such transfer. Upon surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment (which shall be whole numbers of shares only) and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled.

          2.4. Division or Combination of Warrants.  This Warrant may be
               -----------------------------------
divided or combined with other Warrants upon presentment hereof and of any Warrant or Warrants with which this Warrant is to be combined at the Warrant Agency, together with a written notice specifying the names and denominations (which shall be whole numbers of shares only) in which the new Warrant or Warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with
Section 2.3 as to any transfer or assignment which may be involved in the division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          2.5. Loss, Theft, Destruction of Warrant Certificates.  Upon receipt
               ------------------------------------------------
of evidence satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company (it being understood and agreed that if the holder of such Warrant is Merchant Capital, Inc., then a written agreement of indemnity given by Merchant Capital, Inc. alone shall be satisfactory to the Company and no further security shall be required) or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Non-Voting Common Stock.

          2.6. Expenses of Delivery of Warrants.  The Company shall pay all
               --------------------------------
expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants hereunder.


                                   ARTICLE 3

                                CERTAIN RIGHTS

          3.1. Financial Statements and Other Information.  Promptly upon
               ------------------------------------------
transmission thereof, the Company will deliver to the Holder copies of any and all financial statements, proxy statements, notices and other reports as it may send to its public stockholders and copies of all registration statements and all reports which it files with the Securities and Exchange Commission (or any governmental body or agency succeeding to its functions). The Company also will, and will cause its Subsidiaries to, deliver to the Holder, with reasonable promptness, such other information or data with respect to the Company or any of its Subsidiaries as from time to time may be reasonably requested by the Holder.


                                   ARTICLE 4

                            ANTIDILUTION PROVISIONS

          4.1. General.  The Exercise Price and the number of shares of Non-
               -------
Voting Common (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events as provided in this Article IV; provided that notwithstanding
                                               --------
anything to the contrary herein, the Exercise Price shall not be less than the par value of the Non-Voting Common Stock, as such par value is reduced from time to time in accordance with Section 1.5.

          4.2. Subdivision or Combination of Common Stock.  If the Company, at
               ------------------------------------------
any time while this Warrant is outstanding, shall subdivide (by stock split or otherwise) or combine (by consolidation or otherwise) any outstanding shares of Common Stock, the

Exercise Price shall be (a) proportionately decreased, to the nearest one hundredth of one cent, in the case of a subdivision of shares. to reflect the increase in the total number of shares of Common Stock outstanding as a result of such subdivision or (b) proportionately increased, to the nearest one hundredth of one cent, in the case of a combination of shares. to reflect the decrease in the total number of shares of Common Stock outstanding as a result of such combination, as of the effective date of such subdivision or combination, or if the Company shall take a record of holders of Non-Voting Common Stock for the purpose of so subdividing or combining, as of the applicable record date, whichever is earlier.

          4.3. Certain Dividends.  If the Company, at any time while this
               -----------------
Warrant is outstanding, shall pay any stock dividend on the Common Stock, the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of the Common Stock, for the purpose of receiving such dividend (or if no such record is taken, as of the date of such dividend), to the nearest one hundredth of one cent, to the product obtained by multiplying the Exercise Price in effect immediately prior to such subdivision or combination by a fraction (a) the numerator of which shall be the total number of shares of the Common Stock outstanding immediately prior to such dividend (plus in the event that the Company paid cash for fractional shares, the number of additional shares which would have been outstanding had the Company issued fractional shares in connection with said dividends) and (b) the denominator of which shall be the total number of shares of the Common Stock outstanding immediately after such dividend.

          4.4. Other Events.  If any event occurs as to which the foregoing
               ------------
provisions of Section 4.2 and 4.3 are not strictly applicable or. if strictly applicable, would not, in the good faith judgment of the Board, fairly and adequately protect the purchase rights represented by the Warrants in accordance with the essential intent and principles of such provisions, then the Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of the Board, to protect such purchase rights as aforesaid.


          4.5. Adjustments for Consolidation, Merger, Sale of Assets,
               ------------------------------------------------------
Reorganization, etc.  In case the Company after the date hereof (a) shall
-------------------
consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, Non-Voting Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other Person or (d) shall effect a capital reorganization or reclassification of the Non-Voting Common Stock), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive at the aggregate Exercise Price in effect at the time of such consummation for all Non-Voting Common Stock issuable upon such exercise immediately prior to such consummation), Non-Voting Common Stock issuable upon such exercise prior to such consummation, the greatest amount of securities, cash or other property to which such holder would actually have been entitled as a shareholder upon such consummation if such holder had exercised the rights represented by this Warrant immediately prior thereto. The Company shall not effect any transaction pursuant to Section 4.5 hereof unless, prior to the consummation thereof. the successor entity (if other than the Company) resulting from such transaction (including a purchaser of all or substantially all the Company's assets) assumes by written instrument the obligation to deliver to each Warrantholder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Warrantholder may be entitled to acquire upon exercise of Warrants.

          4.6. Notice of Adjustments.  Whenever the Exercise Price is adjusted
               ---------------------
pursuant to this Article IV, the Company will promptly deliver to the holder of this Warrant a certificate setting forth, in reasonable detail, the event that triggered the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Exercise Price after giving effect to such adjustment. The Company shall give written notice to each Warrantholder at least 30 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon Non-Voting Common Stock, (B) with respect to any pro rata subscription offer to holders of Non-Voting Common Stock, or (C) for determining rights to vote with respect to any event described in Section 4.5 hereof, dissolution or liquidation. The Company shall also give written notice to each Warrantholder at least 30 days prior to the date on which any event described in Section 4.5 hereof, dissolution or liquidation shall take place.

          4.7. Dividends/Distributions.  The Company shall give the
               -----------------------
Warrantholders not less than 15 days prior written notice of its intent to pay a dividend or make any other distribution on any shares of its capital stock in accordance with the Company's Articles of Incorporation, and shall set forth in such notice the amount and type of such dividend or distribution and the share of capital stock on which such dividend or distribution will be paid. If the Holder of this Warrant does not elect to exercise this Warrant prior to such dividend or distribution, an amount equal to the cash which the Holder would have received on the Non-Voting Common Stock had the Holder exercised this Warrant immediately prior to such dividend or distribution shall at the option of the Holder (a) be used as a credit against the Exercise Price or (b) be retained by the Company and paid to such holder upon the exercise of this Warrant.


                                   ARTICLE 5

                                  DEFINITIONS

          The following terms, as used in this Warrant, have the following meanings:

          "Board" means the Board of Directors of the Company

          "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York or Chicago, Illinois are authorized by law to close, unless there has been an offering of Common Stock registered under the Securities Act, in which case "Business Day" means (a) if Common Stock is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for business or (b) if Common Stock is not so listed or admitted to trading, a day on which the New York Stock Exchange is open for business.


          "Class A Common Stock" means the Class A Common Stock, par value $.01 per share.

          "Class B Common Stock" means the Class B Common Stock, par value $.01 per share.

          "Class C Common Stock" means the Class C Common Stock, par value $.01 per share.

          "Common Stock" means the Class A Common Stock, the Class B Common Stock or the Class C Common Stock, or any or all of them, as the context may require, and any stock or securities convertible into or exchangeable for such stock.

          "Company" has the meaning set forth in the first paragraph of this Warrant.

          "Convertible Securities" means any stock or securities convertible into or exchangeable for Common Stock.

          "Credit Agreement" has the meaning set forth in the second paragraph of this Warrant.

          "Exercise Price" means $48.47 per share, subject to adjustment pursuant to Article IV.

          "Holder" has the meaning set forth in the first paragraph of this Warrant.

          "Initial Public Offering" means any sale of shares of Common Stock by and for the account of the Company pursuant to an underwritten initial public offering registered under the Securities Act.

          "NASDAQ" means The National Association of Securities Dealers, Inc. Automated Quotation System.

          "Non-Voting Common Stock" has the meaning set forth in the first paragraph of this Warrant, subject to change pursuant to Article IV.

          "Options" means any rights to subscribe for or to purchase, or any warrants or options for the purchase of Common Stock.

          "Person" means any natural person, corporation, limited liability company, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government agency or political subdivision thereof.

          "Preferred Stock" means the Series A Preferred Stocks, par value $0.01 per share, of the Company.

          "Securities Act" means the Securities Act of 1933, as amended, and any successor Federal statute and the rules and regulations of the Securities and Exchange Commission (or its successors) thereunder, all as the same shall be in effect from time to time.

          "Subsidiary" of any Person means any corporation, partnership, joint venture, association or other business entity of which more than 50% of the total voting power of shares of stock or other interests therein entitled to vote in the election of members of the board of directors, partnership committee, board of managers or trustees or other managerial body thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof.

          "Voting Common Stock" means the Class A Voting Common Stock, par value $.01 per share, of the Company.

          "Warrant Agency" has the meaning set forth in Section 2.1.

          "Warrant Shares" means the shares of Non-Voting Common Stock issuable upon the exercise of the Warrants.

          "Warrantholder" means a holder of a Warrant.

          All references herein to "days" shall mean calendar days unless otherwise specified.


                                   ARTICLE 6

                                 MISCELLANEOUS

          6.1. Notices.  Notices and other communications provided for herein
               -------
must be in writing and may be given by mail, courier, confirmed telex or facsimile transmission and shall, unless otherwise expressly required, be deemed given when received or, if mailed, four Business Days after being deposited in the United States mail with postage prepaid and properly addressed. In the case of the Holder, such notices and communications shall be addressed to its address as shown on the books maintained by the Warrant Agency, unless the Holder shall notify the Warrant Agency that notices and communications should be sent to a different address (or telex or facsimile number), in which case such notices and communications shall be sent to the address (or telex or facsimile number) specified by the Holder.

          6.2. Waivers; Amendments.  No failure or delay of the Holder in
               -------------------
exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No notice or demand on the Company in any case shall entitle the Company to any other or future notice or demand in similar or other circumstances. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and the holders of Warrants entitling such holders to purchase a majority of the Common Stock subject to purchase upon exercise of the Warrants at the time outstanding (exclusive of Warrants then owned by the Company or any Subsidiary (as defined in the Credit Agreement) or Affiliate (as defined in the Credit Agreement) thereof; provided, however, that no such amendment, modification or waiver shall, without the written consent of the holders of all Warrants at the time outstanding, (a) change the number of shares of Non-Voting Common Stock subject to purchase upon exercise of this Warrant, the Exercise Price or provisions for payment thereof or (b) amend, modify or waive the provisions of this Section or Article III or IV or Section 1.5.

          Any such amendment, modification or waiver effected pursuant to and in accordance with the provisions of this Warrant shall be binding upon the holders of all Warrants and Warrant Shares, upon each future holder thereof and upon the Company. In the event of any such amendment, modification or waiver, the Company shall give prompt notice thereof to all holders of Warrants and Warrant Shares and, if appropriate, notation thereof shall be made on all Warrants thereafter surrendered for registration of transfer or exchange.

          6.3. GOVERNING LAW.  THIS WARRANT SHALL BE CONSTRUED IN ACCORDANCE
               -------------
WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW).

          6.4. Transfer; Covenants to Bind Successor and Assigns. All covenants,
               -------------------------------------------------
stipulations, promises and agreements in this Warrant contained by or on behalf of the Company or the Holder shall bind its successors and assigns, whether so expressed or not. This Warrant shall be transferable and assignable by the Holder hereof in whole or from time to time in part to any other Person and the provisions of this Warrant shall be binding upon and inure to the benefit of the Holder hereof and its successors and assigns.

          6.5. Severability.  In case any one or more of the provisions
               ------------
contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          6.6. Section Headings.  The section headings used herein are for
               ----------------
convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

          6.7. Right to Specific Performance.  The Company acknowledges and
               -----------------------------
agrees that in the event of any breach of the foregoing covenants and agreements, the Holder would be irreparably harmed and could not be made whole only by the award of monetary damages. Accordingly, the Company agrees that the Holder, in addition to any other remedy to which the Holder may be entitled at law or equity, will be entitled to seek and obtain an award of specific performance of any of the foregoing covenants and agreements.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized and attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.



                                             MCR HOLDINGS, INC.

                                             By:_________________________
                                             Name:_______________________
                                             Title:______________________

Attest:


_______________________________
Name:__________________________
Title:_________________________